UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2007

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

63 Lancaster Avenue
Malvern, PA 19355		19355-2143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2007, the Board of Directors of Vishay Intertechnology, Inc. adopted amendments to the amended and restated bylaws of the Company in light of the new requirements of the New York Stock Exchange (“NYSE”) that all securities listed on NYSE be eligible for a direct registration system operated by a securities depository. Eligibility for direct registration requires that a company’s corporate documents permit its stock to be issued in uncertificated form. Accordingly, the Board approved the amendments to reference the issuance of stock in uncertificated form.

A direct registration program permits investors’ ownership to be recorded and maintained on the books of the Company or the transfer agent without the issuance of a physical stock certificate and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The foregoing description is qualified in its entirety by reference to the amended and restated bylaws, incorporated herein as Exhibit 3.2 to this Form 8-K.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Registrant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2007

VISHAY INTERTECHNOLOGY, INC.

By: /s/ Richard N. Grubb

Name: Richard N. Grubb
Title: Executive Vice President and
Chief Financial Officer